UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 29, 2011

FREDERICK’S OF HOLLYWOOD GROUP INC.
(Exact Name of Registrant as Specified in Charter)

New York	1-5893	13-5651322
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6255 Sunset Blvd., Hollywood, CA	90028
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:      (323) 466-5151

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement

The information set forth in Item 2.03 is hereby incorporated by reference into this Item 1.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On July 29, 2011, Frederick’s of Hollywood Group Inc. (“Group”), FOH Holdings, Inc. (“Parent”), Frederick’s of Hollywood, Inc. (“Frederick’s”), Frederick’s of Hollywood Stores, Inc. (“Stores”) and Hollywood Mail Order, LLC (“Mail Order, and together with Group, Parent, Frederick’s and Stores, the “Borrowers”) entered into a Financing Agreement and Note Modification Agreement (the “Modification”) with the lending parties from time to time a party to the Financing Agreement (defined below) (collectively, the “Lenders”) and Hilco Brands, LLC, as arranger and agent for the Lenders (the “Term Loan Agent”).

The Modification amends the Financing Agreement, dated as of July 30, 2010, by and among the Borrowers, the Lenders and the Term Loan Agent (the “Financing Agreement”), by extending the date the Borrowers are required to comply with the debt service coverage ratio financial covenant from the fiscal year ending July 30, 2011 to the fiscal year ending July 28, 2012.  In connection with the Modification, the principal amount of the $7,000,000 term loan (“Hilco Term Loan”) was increased by $100,000 to $7,100,000 to finance a one-time extension fee payable by the Borrowers to the Lenders.

The Modification also provides for the consent of the Lenders to the merger of Fredericks.com, Inc. (the “Guarantor”) into Mail Order prior to the end of Group’s fiscal year ending July 30, 2011.  The Guarantor and Mail Order are each 100% wholly owned by Frederick’s, which is 100% wholly owned by the Parent, which is 100% wholly owned by Group.

Concurrently with the execution of the Modification, the Term Loan Agent and Wells Fargo Retail Finance II, LLC (the “Revolving Loan Agent”), as arranger and administrative agent for the Revolving Loan Secured Parties (as defined in the Intercreditor Agreement, dated as of July 30, 2010, between the Term Loan Agent and the Revolving Loan Agent), entered into a First Amendment to the Intercreditor Agreement, dated as of July 29, 2011, acknowledged by the Borrowers (the “Intercreditor Amendment”), to reflect the $100,000 increase to the principal amount of the Hilco Term Loan.

The foregoing description of the Modification, the Intercreditor Amendment, the Financing Agreement and the Intercreditor Agreement is qualified in its entirety by reference to the complete text of the agreements.  Copies of the Modification and the Intercreditor Amendment are filed as Exhibits 10.2 and 10.4 to this Current Report on Form 8-K and are incorporated herein by reference.  Copies of the Financing Agreement and Intercreditor Agreement were filed as Exhibits 10.1 and 10.7 to a Current Report on Form 8-K filed with the SEC on August 4, 2010, and are incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit	Description
10.1
Financing Agreement, dated as of July 30, 2010, by and among the Borrowers, the Lenders and the Term Loan Agent (incorporated by reference to Exhibit 10.1 of Group’s Current Report on Form 8-K filed with the SEC on August 4, 2010).

10.2*	Financing Agreement and Note Modification Agreement, dated as of July 29, 2011, by and among the Borrowers, the Lenders and the Term Loan Agent
10.3
Intercreditor Agreement, dated as of July 30, 2010, between the Revolving Loan Agent and the Term Loan Agent and acknowledged by the Borrowers (incorporated by reference to Exhibit 10.7 of Group’s Current Report on Form 8-K filed with the SEC on August 4, 2010)

10.4*	First Amendment to the Intercreditor Agreement, dated as of July 29, 2011, between the Revolving Loan Agent and the Term Loan Agent and acknowledged by the Borrowers

*Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Frederick’s of Hollywood Group Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 29, 2011	FREDERICK’S OF HOLLYWOOD GROUP INC.

	By:	/s/ Thomas Rende
Thomas Rende
Chief Financial Officer (Principal Financial and Accounting Officer)